UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant    ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14A-12

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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EXPLANATORY NOTE

The registrant is filing definitive additional materials to correct an error in the form of proxy card attached to the registrant’s definitive proxy statement on Schedule 14A, filed September 25, 2017. The original form of proxy card provided an incorrect amount of shares in Proposal 3. The attached corrected form provides the correct amount of shares for Proposal 3. The actual proxy cards to be distributed to stockholders will state the correct amount of shares.

RESMED INC. 9001 SPECTRUM CENTER BLVD. SAN DIEGO, CA 92123 ATTN: AGNES LEE

VOTE BY INTERNET - www.proxyvote.com

Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. US Eastern Time November 14, 2017. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. For your vote to be effective, it must be received on or before November 14, 2017.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. US Eastern Time November 14, 2017. Have your proxy card in hand when you call and then follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M63130-P43056	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

  RESMED INC.

The Board of Directors recommends you vote FOR the following proposals: Vote on Directors
Election of three directors, each to serve until our 2020 annual meeting.

Nominees:
		For	Against	Abstain
1a. Michael Farrell		☐	☐	☐

1b. Karen Drexler		☐	☐	☐

1c. Jack Wareham		☐	☐	☐

Vote on Proposals		For	Against	Abstain

2.	Ratify our appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2018.	☐	☐	☐

3.

Approve an amendment to the ResMed Inc. 2009 Incentive Award Plan which, among other things: serves as approval for purposes of section 162(m) of the US Internal Revenue Code; sets a limit on director compensation; and increases the number of shares authorized for issue under the plan and increases the plan reserve by 7,392,471 shares.

		☐	☐	☐

4.	Approve, on an advisory basis, the compensation paid to our named executive officers, as disclosed in this proxy statement.	☐	☐	☐

		1 Year	2 Years	3 Years	Abstain

5.	Approve, on an advisory basis, the frequency of future say-on-pay votes.	☐	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

RESMED

ANNUAL MEETING OF STOCKHOLDERS

Date:	Thursday, November 16, 2017, at 3:00 p.m. US Pacific Time;
Friday, November 17, 2017, at 10:00 a.m. Australian Eastern Time

Location:	ResMed’s corporate office
9001 Spectrum Center Blvd. San Diego, California 92123 USA

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

M63131-P43056

ResMed Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David Pendarvis and Brett Sandercock as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of common stock of ResMed Inc. held of record by the undersigned on September 19, 2017, as of 4:00 p.m. (US Eastern Time) at the Annual Meeting of Stockholders to be held on Thursday, November 16, 2017, at 3:00 p.m. US Pacific Time (Friday, November 17, 2017, at 10:00 a.m. Australian Eastern Time) in ResMed’s corporate office, 9001 Spectrum Center Blvd., San Diego, California 92123, or any adjournment or postponement of the meeting.

If no choice is specified, the proxy will be voted “FOR” the nominees in Item 1, “FOR” Items 2, 3, and 4, and “ONE YEAR” on Item 5.

(See reverse for voting instructions)